Provision for Income Taxes (Details 2) (USD $) In Thousands, unless otherwise specified	Apr. 30, 2014	Apr. 30, 2013
Accrued liabilities	$ 38	$ 89
Depreciation and amortization	9	51
State taxes	1	7
Stock-based compensation expense	4,511	3,582
Capitalized research and development costs	556	688
Foreign net operating loss carry-forward	244	386
Net operating loss carry-forward	5,608	4,144
Total deferred tax assets	10,968	8,948
Less: Valuation allowance	(10,968)	(8,948)
Net deferred tax asset	$ 0	$ 0